UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED MANAGEMENT
INVESTMENT COMPANY

Investment Company Act file number: (811-02796)

Exact name of registrant as specified in charter:	Putnam High Yield Trust

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
One International Place
Boston, Massachusetts 02110

	Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end: August 31, 2009

Date of reporting period: May 31, 2009

Item 1. Schedule of Investments:

Putnam High Yield Trust

The fund's portfolio
5/31/09 (Unaudited)

CORPORATE BONDS AND NOTES (80.4%)(a)
		Principal amount	Value

Advertising and marketing services (0.2%)
Lamar Media Corp. company guaranty 7 1/4s, 2013		$2,288,000	$2,093,520
Lamar Media Corp. 144A sr. notes 9 3/4s, 2014		480,000	494,400
Vertis, Inc. company guaranty sr. notes 13 1/2s, 2014
(PIK)		2,773,490	13,590
			2,601,510

Automotive (2.4%)
Dana Corp. escrow sr. notes 5.85s, 2015
(In default) (NON)		5,483,000	548
Ford Motor Credit Co., LLC notes 7 7/8s, 2010		5,996,000	5,707,185
Ford Motor Credit Co., LLC sr. notes 9 7/8s, 2011		2,080,000	1,903,200
Ford Motor Credit Co., LLC sr. unsec. notes 9 3/4s,
2010		6,277,000	5,994,535
Ford Motor Credit Co., LLC unsec. notes 7 3/8s, 2009		5,676,000	5,536,007
Ford Motor Credit Corp. sr. notes 7 1/4s, 2011		1,295,000	1,117,545
Tenneco Automotive, Inc. sec. notes Ser. B, 10 1/4s,
2013		3,945,000	3,649,125
Tenneco, Inc. sr. unsec. notes company guaranty
8 1/8s, 2015		1,149,000	844,515
TRW Automotive, Inc. company guaranty sr. unsec.
unsub. notes Ser. REGS, 6 3/8s, 2014	EUR	225,000	162,165
TRW Automotive, Inc. 144A company guaranty sr. notes
7 1/4s, 2017		$3,350,000	2,345,000
TRW Automotive, Inc. 144A company guaranty sr. unsec.
unsub. notes 7s, 2014		1,665,000	1,223,775
			28,483,600

Basic materials (7.4%)
Airgas, Inc. 144A company guaranty sr. sub. notes
7 1/8s, 2018		4,385,000	4,089,013
AK Steel Corp. company guaranty sr. unsec. notes
7 3/4s, 2012		1,162,000	1,092,280
Aleris International, Inc. company guaranty sr. unsec.
notes 9s, 2014 (In default) (NON)(PIK)		4,534,000	17,003
Aleris International, Inc. company guaranty sr. unsec.
sub. notes 10s, 2016 (In default) (NON)		396,000	1,485
Builders FirstSource, Inc. company guaranty sr. notes
FRN 5.133s, 2012		4,394,000	1,944,345
Clondalkin Acquisition BV 144A company guaranty sr.
notes FRN 3.32s, 2013 (Netherlands)		2,207,000	1,456,620
Compass Minerals International, Inc. sr. disc. notes
Ser. B, 12s, 2013		1,140,000	1,185,600
Compass Minerals International, Inc. 144A sr. notes
8s, 2019		2,575,000	2,549,250
Freeport-McMoRan Copper & Gold, Inc. sr. unsec. notes
8 3/8s, 2017		7,896,000	7,876,260
Freeport-McMoRan Copper & Gold, Inc. sr. unsec. notes
8 1/4s, 2015		3,964,000	3,973,910
Georgia-Pacific Corp. sr. unsec. unsub. notes 9 1/2s,
2011		3,846,000	3,951,765
Gerdau Ameristeel Corp. sr. notes 10 3/8s, 2011
(Canada)		4,337,000	4,445,425
Graphic Packaging International Corp sr. notes 8 1/2s,
2011		1,970,000	1,950,300
Hexion U.S. Finance Corp./Hexion Nova Scotia Finance,
ULC company guaranty 9 3/4s, 2014		2,213,000	951,590
Huntsman International, LLC company guaranty sr.
unsec. sub. notes, Ser. REGS, 6 7/8s, 2013	EUR	1,955,000	1,726,754
Huntsman International, LLC company guaranty sr.
unsec. sub. notes 7 7/8s, 2014		$1,490,000	1,020,650
International Paper Co. sr. unsec. notes 9 3/8s, 2019		1,425,000	1,403,625
International Paper Co. sr. unsec. notes 7.4s, 2014		4,055,000	4,000,168
Jefferson Smurfit Corp. company guaranty 8 1/4s, 2012		1,217,000	383,355
Metals USA, Inc. sec. notes 11 1/8s, 2015		4,008,000	3,016,020
Momentive Performance Materials, Inc. company guaranty
sr. unsec. notes 9 3/4s, 2014		3,538,000	1,344,440
Mosaic Co. (The) 144A sr. unsec. unsub. notes 7 5/8s,
2016		3,094,000	3,078,530
Mosaic Co. (The) 144A sr. unsec. unsub. notes 7 3/8s,
2014		702,000	712,621
Nalco Co. 144A sr. notes 8 1/4s, 2017		385,000	386,925
NewPage Holding Corp. sr. unsec. unsub. notes FRN
8.579s, 2013 (PIK)		1,653,146	181,846
Norske Skog Canada, Ltd. company guaranty Ser. D,
8 5/8s, 2011 (Canada)		4,204,000	2,448,830
Novelis, Inc. company guaranty 7 1/4s, 2015		3,749,000	2,464,968
Rio Tinto Finance USA LTD company guaranty sr. unsec.
notes 8.95s, 2014 (United Kingdom)		1,035,000	1,112,325
Rockwood Specialties Group, Inc. company guaranty
7 5/8s, 2014	EUR	950,000	1,235,137
Smurfit Kappa Funding PLC sr. unsec. sub. notes
7 3/4s, 2015 (Ireland)		$4,392,000	2,986,560
Steel Dynamics, Inc. company guaranty sr. unsec.
unsub. notes 6 3/4s, 2015		4,492,000	3,829,430
Steel Dynamics, Inc. 144A sr. notes 7 3/4s, 2016		1,305,000	1,112,513

Stone Container Corp. sr. notes 8 3/8s, 2012	2,163,000	681,345
Teck Resources, Ltd. sr. unsec. notes 6 1/8s, 2035
(Canada)	1,520,000	990,447
Teck Resources, Ltd. 144A sr. sec. notes 10 3/4s, 2019
(Canada)	2,355,000	2,422,706
Teck Resources, Ltd. 144A sr. sec. notes 10 1/4s, 2016
(Canada)	3,530,000	3,574,125
Teck Resources, Ltd. 144A sr. sec. notes 9 3/4s, 2014
(Canada)	2,945,000	2,930,275
Tube City IMS Corp. company guaranty sr. unsec. sub.
notes 9 3/4s, 2015	2,964,000	1,689,480
Verso Paper Holdings, LLC/Verso Paper, Inc. 144A sr.
sec. notes 11 1/2s, 2014	1,190,000	1,106,700
Verso Paper Holdings, LLC/Verso Paper, Inc. company
guaranty 11 3/8s, 2016	1,250,000	512,500
Verso Paper Holdings, LLC/Verso Paper, Inc. company
guaranty sr. sec. notes FRN Ser. B, 4.778s, 2014	1,600,000	864,000
Verso Paper Holdings, LLC/Verso Paper, Inc. company
guaranty sr. sub. notes, Ser. B, 9 1/8s, 2014	4,508,000	2,682,260
		85,383,381

Broadcasting (1.7%)
Clear Channel Communications, Inc. sr. unsec. notes
7.65s, 2010	1,297,000	570,680
Clear Channel Communications, Inc. sr. unsec. notes
5 1/2s, 2014	729,000	112,995
DIRECTV Holdings, LLC company guaranty sr. unsec.
notes 7 5/8s, 2016	1,308,000	1,265,490
DIRECTV Holdings, LLC company guaranty sr. unsec.
notes 6 3/8s, 2015	7,240,000	6,588,400
Echostar DBS Corp. company guaranty 7s, 2013	216,000	204,120
Echostar DBS Corp. sr. notes 6 3/8s, 2011	7,077,000	6,838,151
Univision Communications, Inc. 144A company guaranty
unsec. notes zero %, 2015 (PIK)	2,834,000	878,540
XM Satellite Radio, Inc. 144A company guaranty sr.
unsec. notes 13s, 2013	4,125,000	2,970,000
Young Broadcasting, Inc. company guaranty sr. sub.
notes 8 3/4s, 2014 (In default) (NON)	1,025,000	3,844
Young Broadcasting, Inc. company guaranty sr. unsec.
sub. notes 10s, 2011 (In default) (NON)	3,903,000	29,273
		19,461,493

Building materials (1.0%)
Associated Materials, Inc. company guaranty 9 3/4s,
2012	5,916,000	4,999,020
Masco Corp. sr. unsec. unsub. notes 6 1/8s, 2016	2,265,000	1,849,884
NTK Holdings, Inc. sr. unsec. disc. notes
stepped-coupon zero % (10 3/4s, 9/1/09), 2014 (STP)	3,774,000	372,683
Texas Industries, Inc. sr. unsec. notes 7 1/4s, 2013	1,795,000	1,543,700
Texas Industries, Inc. 144A company guaranty sr.
unsec. notes 7 1/4s, 2013	711,000	611,460
THL Buildco, Inc. (Nortek Holdings, Inc.) sr. sec.
notes 10s, 2013	850,000	550,375
THL Buildco, Inc. (Nortek Holdings, Inc.) sr. sub.
notes 8 1/2s, 2014	6,684,000	1,771,260
		11,698,382

Cable television (2.1%)
Adelphia Communications Corp. escrow bonds zero %, 2011	81,000	1,316
Adelphia Communications Corp. escrow bonds zero %, 2010	4,000	65
Adelphia Communications Corp. escrow bonds zero %,
2010	4,000	65
Adelphia Communications Corp. escrow bonds zero %, 2010	2,625,000	36,094
Adelphia Communications Corp. escrow bonds zero %, 2009	2,223,000	36,124
Adelphia Communications Corp. escrow bonds zero %,
2010	2,906,000	47,223
Atlantic Broadband Finance, LLC company guaranty
9 3/8s, 2014	1,781,000	1,504,945
Cablevision Systems Corp. sr. unsec. notes Ser. B, 8s,
2012	4,477,000	4,398,653
CCH I Holdings, LLC company guaranty sr. unsec. unsub.
notes 12 1/8s, 2015 (In default) (NON)	168,000	1,680
CCH I, LLC sec. notes 11s, 2015 (In default) (NON)	6,803,000	782,345
CCH II, LLC sr. unsec. notes 10 1/4s, 2010
(In default) (NON)	1,714,000	1,696,860
CCH II, LLC sr. unsec. notes Ser. B, 10 1/4s, 2010
(In default) (NON)	5,860,000	5,742,800
CCO Holdings LLC/CCO Holdings Capital Corp. sr. unsec.
notes 8 3/4s, 2013 (In default) (NON)	2,170,000	1,985,550
CSC Holdings, Inc. sr. notes 6 3/4s, 2012	4,196,000	4,049,140
CSC Holdings, Inc. sr. notes Ser. B, 7 5/8s, 2011	4,000	3,990
CSC Holdings, Inc. 144A sr. unsec. notes 8 1/2s, 2014	805,000	800,975
Rainbow National Services, LLC 144A sr. notes 8 3/4s,
2012	3,184,000	3,219,820
		24,307,645

Capital goods (4.1%)
Alliant Techsystems, Inc. sr. sub. notes 6 3/4s, 2016	2,422,000	2,246,405
Allied Waste North America, Inc. sec. notes Ser. B,
5 3/4s, 2011	774,000	777,870
Baldor Electric Co. company guaranty 8 5/8s, 2017	1,498,000	1,370,670
BE Aerospace, Inc. sr. unsec. unsub. notes 8 1/2s, 2018	5,100,000	4,819,500
Berry Plastics Corp. company guaranty sr. notes FRN
5.881s, 2015	1,900,000	1,626,875
Bombardier, Inc. 144A sr. unsec. notes FRN 4.406s,

2013 (Canada)	EUR	1,537,000	1,808,264
Bombardier, Inc. 144A unsec. notes 6 3/4s, 2012
(Canada)		$730,000	671,600
Crown Americas, LLC/Crown Americas Capital Corp. sr.
notes 7 5/8s, 2013		2,478,000	2,416,050
General Cable Corp. company guaranty sr. unsec. notes
FRN 3.583s, 2015		3,403,000	2,756,430
Hawker Beechcraft Acquisition Co., LLC sr. sub. notes
9 3/4s, 2017		3,028,000	938,680
Hexcel Corp. sr. sub. notes 6 3/4s, 2015		2,901,000	2,625,405
L-3 Communications Corp. company guaranty Ser. B,
6 3/8s, 2015		4,970,000	4,522,700
Legrand SA unsec. unsub. debs. 8 1/2s, 2025 (France)		7,826,000	6,727,073
Owens-Brockway Glass Container, Inc. company guaranty
6 3/4s, 2014	EUR	652,000	856,908
Ryerson Tull, Inc. company guaranty sr. sec. notes
12 1/4s, 2015		$3,558,000	2,401,650
TD Funding Corp. company guaranty 7 3/4s, 2014		3,882,000	3,746,130
Terex Corp. company guaranty 7 3/8s, 2014		3,441,000	3,157,118
Titan International, Inc. company guaranty 8s, 2012		4,373,000	3,760,780
			47,230,108

Coal (1.1%)
Arch Western Finance, LLC company guaranty sr. notes
6 3/4s, 2013		7,795,000	7,093,450
Peabody Energy Corp. company guaranty 7 3/8s, 2016		6,021,000	5,735,003
			12,828,453

Commercial and consumer services (1.6%)
Aramark Corp. company guaranty 8 1/2s, 2015		5,949,000	5,673,859
Corrections Corporation of America company guaranty
sr. notes 7 3/4s, 2017		3,375,000	3,299,063
Expedia, Inc. sr. unsec. notes company guaranty
7.456s, 2018		1,090,000	1,046,400
Expedia, Inc. 144A company guaranty sr. notes 8 1/2s,
2016		2,805,000	2,622,675
Lender Processing Services, Inc. company guaranty sr.
unsec. unsub. notes 8 1/8s, 2016		4,052,000	3,991,220
Travelport LLC company guaranty 11 7/8s, 2016		719,000	373,880
Travelport LLC company guaranty 9 7/8s, 2014		2,088,000	1,315,440
			18,322,537

Consumer (0.7%)
Jostens IH Corp. company guaranty 7 5/8s, 2012		3,982,000	3,922,270
Yankee Acquisition Corp. company guaranty Ser. B,
8 1/2s, 2015		5,757,000	4,346,535
			8,268,805

Consumer staples (5.1%)
Archibald Candy Corp. company guaranty 10s, 2009 (In
default) (F)(NON)		774,063	11,954
Avis Budget Car Rental, LLC company guaranty sr.
unsec. unsub. notes 7 3/4s, 2016		3,742,000	2,675,530
Avis Budget Car Rental, LLC company guaranty sr.
unsec. unsub. notes 7 5/8s, 2014		2,447,000	1,749,605
Chiquita Brands International, Inc. sr. notes 7 1/2s,
2014		4,529,000	3,759,070
Chiquita Brands International, Inc. sr. unsec. unsub.
notes 8 7/8s, 2015		738,000	627,300
Constellation Brands, Inc. company guaranty sr. unsec.
notes 7 1/4s, 2017		257,000	239,653
Constellation Brands, Inc. company guaranty sr. unsec.
unsub. notes 7 1/4s, 2016		4,473,000	4,171,073
Del Monte Corp. sr. sub. notes 8 5/8s, 2012		5,748,000	5,776,740
Dole Food Co. 144A sr. unsec. notes 13 7/8s, 2014		3,690,000	3,948,300
Elizabeth Arden, Inc. company guaranty 7 3/4s, 2014		3,418,000	2,871,120
Hertz Corp. company guaranty 8 7/8s, 2014		4,725,000	4,299,750
Jarden Corp. company guaranty 7 1/2s, 2017		3,756,000	3,248,940
Jarden Corp. sr. unsec. 8s, 2016		1,120,000	1,083,600
Pinnacle Foods Finance LLC sr. notes 9 1/4s, 2015		1,450,000	1,294,125
Prestige Brands, Inc. sr. sub. notes 9 1/4s, 2012		4,138,000	4,055,240
Rite Aid Corp. company guaranty 9 1/2s, 2017		3,472,000	2,256,800
Rite Aid Corp. sec. notes 7 1/2s, 2017		886,000	695,510
Sealy Mattress Co. sr. sub. notes 8 1/4s, 2014		2,188,000	1,728,520
Sealy Mattress Co. 144A sr. sec. notes 10 7/8s, 2016		2,590,000	2,654,750
Smithfield Foods, Inc. sr. unsec. notes 7s, 2011		775,000	666,500
Smithfield Foods, Inc. sr. unsec. notes Ser. B,
7 3/4s, 2013		2,640,000	1,993,200
Spectrum Brands, Inc. company guaranty 7 3/8s, 2015
(In default) (NON)		5,253,000	2,665,898
Spectrum Brands, Inc. company guaranty sr. unsec. sub.
notes stepped-coupon 12 1/2s (12 3/4s, 10/2/09), 2013
(STP) (In default) (NON)(PIK)		3,166,000	1,535,510
Supervalu, Inc. sr. unsec. notes 8s, 2016		1,865,000	1,827,700
Tyson Foods, Inc. 144A sr. unsec. notes 10 1/2s, 2014		2,508,000	2,658,480
United Rentals North America, Inc. company guaranty
sr. unsec. notes 6 1/2s, 2012		1,295,000	1,210,825
			59,705,693

Energy (oil field) (1.8%)
Complete Production Services, Inc. company guaranty
8s, 2016		2,721,000	2,204,010
Helix Energy Solutions Group, Inc. 144A sr. unsec.

notes 9 1/2s, 2016	6,787,000	5,599,275
Hornbeck Offshore Services, Inc. sr. notes Ser. B,
6 1/8s, 2014	2,114,000	1,855,035
Key Energy Services, Inc. company guaranty sr. unsec.
unsub. notes 8 3/8s, 2014	4,200,000	3,696,000
Oslo Seismic Services, Inc. 1st mtge. 8.28s, 2011	2,204,744	2,242,225
Pride International, Inc. sr. unsec. notes 7 3/8s, 2014	2,793,000	2,782,526
Stallion Oilfield Services/Stallion Oilfield Finance
Corp. 144A sr. unsec. notes 9 3/4s, 2015	2,837,000	680,880
Weatherford International, Ltd. company guaranty sr.
unsec. notes 9 5/8s, 2019	1,205,000	1,359,936
		20,419,887

Entertainment (0.6%)
Cinemark, Inc. sr. unsec. disc. notes 9 3/4s, 2014	1,696,000	1,721,440
Marquee Holdings, Inc. sr. disc. notes 12s, 2014	4,678,000	3,789,180
Universal City Development Partners, Ltd. sr. unsec.
unsub. notes 11 3/4s, 2010	1,205,000	1,156,800
		6,667,420

Financials (3.0%)
E*Trade Financial Corp. sr. unsec. notes 8s, 2011	3,252,000	2,178,840
GMAC, LLC 144A company guaranty sr. unsec. unsub.
notes 7 3/4s, 2010	2,924,000	2,792,420
GMAC, LLC 144A company guaranty sr. unsec. unsub.
notes 7 1/4s, 2011	2,130,000	1,938,300
GMAC, LLC 144A company guaranty sr. unsec. unsub.
notes 7s, 2012	2,455,000	2,148,125
GMAC, LLC 144A company guaranty sr. unsec. unsub.
notes 6 7/8s, 2012	8,608,000	7,445,920
GMAC, LLC 144A company guaranty sr. unsec. unsub.
notes 6 7/8s, 2011	965,000	863,675
GMAC, LLC 144A company guaranty sr. unsec. unsub.
notes 6 3/4s, 2014	4,734,000	3,952,890
GMAC, LLC 144A company guaranty sr. unsec. unsub.
notes 6 5/8s, 2012	1,291,000	1,116,715
GMAC, LLC 144A company guaranty sr. unsec. unsub.
notes FRN 2.868s, 2014	624,000	468,000
HUB International Holdings, Inc. 144A sr. sub. notes
10 1/4s, 2015	1,156,000	716,720
HUB International Holdings, Inc. 144A sr. unsec.
unsub. notes 9s, 2014	823,000	617,250
iStar Financial, Inc. sr. unsec. unsub. notes 8 5/8s,
2013 (R)	655,000	327,500
iStar Financial, Inc. sr. unsec. unsub. notes 5.65s,
2011 (R)	1,640,000	918,400
Leucadia National Corp. sr. unsec. notes 8 1/8s, 2015	1,345,000	1,193,688
Leucadia National Corp. sr. unsec. notes 7 1/8s, 2017	3,230,000	2,491,138
Liberty Mutual Group 144A company guaranty jr. sub.
notes FRB 10 3/4s, 2058	1,781,000	1,116,408
Nuveen Investments, Inc. 144A sr. notes 10 1/2s, 2015	2,492,000	1,333,220
Universal City Florida Holding Co. sr. notes 8 3/8s,
2010	1,018,000	727,870
Universal City Florida Holding Co. sr. unsec. notes
FRN 5.778s, 2010	3,055,000	2,184,325
USI Holdings Corp. 144A company guaranty sr. unsec.
notes FRN 4.758s, 2014	756,000	413,910
		34,945,314

Gaming and lottery (1.8%)
Boyd Gaming Corp. sr. sub. notes 7 1/8s, 2016	3,072,000	2,181,120
Boyd Gaming Corp. sr. sub. notes 6 3/4s, 2014	945,000	737,100
Harrah's Operating Co., Inc. company guaranty sr. sec.
notes Ser. A144, 10s, 2018	5,856,000	3,908,880
Harrahs Operating Escrow, LLC/Harrahs Escrow Corp.
144A sr. sec. notes 11 1/4s, 2017	1,180,000	1,144,600
Mashantucket Western Pequot Tribe 144A bonds 8 1/2s,
2015	4,925,000	1,920,750
MGM Mirage, Inc. company guaranty 6 3/4s, 2013	673,000	447,545
MGM Mirage, Inc. company guaranty sr. unsec. notes
7 5/8s, 2017	1,565,000	1,001,600
MGM Mirage, Inc. sr. notes 6 3/4s, 2012	2,000	1,375
MGM Mirage, Inc. 144A sr. sec. notes 10 3/8s, 2014	485,000	499,550
Pinnacle Entertainment, Inc. company guaranty sr.
unsec. sub. notes 7 1/2s, 2015	495,000	413,325
Pinnacle Entertainment, Inc. sr. sub. notes 8 1/4s,
2012	5,139,000	5,010,525
Station Casinos, Inc. sr. notes 6s, 2012
(In default) (NON)	3,504,000	1,261,440
Trump Entertainment Resorts, Inc. sec. notes 8 1/2s,
2015 (In default) (NON)	8,703,000	1,044,360
Wynn Las Vegas, LLC/Wynn Las Vegas Capital Corp. 1st
mtge. 6 5/8s, 2014	2,215,000	1,896,594
		21,468,764

Health care (9.3%)
Biomet, Inc. company guaranty sr. unsec. bond 10s, 2017	4,425,000	4,524,563
Community Health Systems, Inc. company guaranty
8 7/8s, 2015	3,615,000	3,574,331
DaVita, Inc. company guaranty 6 5/8s, 2013	4,021,000	3,769,688
Elan Finance PLC/Elan Finance Corp. company guaranty
7 3/4s, 2011 (Ireland)	5,910,000	5,407,650
Fresenius US Finance II, Inc. 144A sr. unsec. notes
9s, 2015	2,385,000	2,468,475
HCA, Inc. company guaranty sr. notes 9 5/8s, 2016 (PIK)	3,400,000	3,255,500

HCA, Inc. sr. sec. notes 9 1/4s, 2016	8,159,000	8,016,218
HCA, Inc. sr. sec. notes 9 1/8s, 2014	9,207,000	9,045,878
HCA, Inc. sr. unsec. notes 7 7/8s, 2011	104,000	101,400
HCA, Inc. sr. unsec. notes 5 3/4s, 2014	555,000	430,125
HCA, Inc. 144A sr. sec. notes 8 1/2s, 2019	2,980,000	2,912,950
Health Management Associates, Inc. sr. notes 6 1/8s,
2016	4,640,000	3,944,000
IASIS Healthcare/IASIS Capital Corp. sr. sub. notes
8 3/4s, 2014	360,000	351,900
Omnicare, Inc. company guaranty 6 3/4s, 2013	391,000	354,833
Omnicare, Inc. sr. sub. notes 6 1/8s, 2013	1,093,000	991,898
Psychiatric Solutions, Inc. company guaranty 7 3/4s,
2015	4,455,000	4,009,500
Psychiatric Solutions, Inc. 144A sr. sub. notes
7 3/4s, 2015	935,000	841,500
Select Medical Corp. company guaranty 7 5/8s, 2015	7,052,000	5,571,080
Service Corporation International debs. 7 7/8s, 2013	3,506,000	3,348,230
Service Corporation International sr. unsec. unsub.
notes 6 3/4s, 2016	715,000	657,800
Stewart Enterprises, Inc. sr. notes 6 1/4s, 2013	6,211,000	5,620,955
Sun Healthcare Group, Inc. company guaranty sr. unsec.
unsub. notes 9 1/8s, 2015	3,486,000	3,438,068
Surgical Care Affiliates, Inc. 144A sr. sub. notes
10s, 2017	3,850,000	3,080,000
Surgical Care Affiliates, Inc. 144A sr. unsec. notes
8 7/8s, 2015 (PIK)	2,474,000	1,979,200
Tenet Healthcare Corp. 144A company guaranty sr. sec.
notes 10s, 2018	4,385,000	4,582,325
Tenet Healthcare Corp. 144A company guaranty sr. sec.
notes 9s, 2015	3,918,000	3,996,360
United Surgical Partners International, Inc. company
guaranty sr. unsec. sub. notes 8 7/8s, 2017	1,000,000	852,500
US Oncology, Inc. company guaranty 9s, 2012	4,664,000	4,664,000
US Oncology, Inc. company guaranty sr. unsec. sub.
notes 10 3/4s, 2014	1,487,000	1,416,368
Vanguard Health Holding Co. II, LLC sr. sub. notes 9s,
2014	6,408,000	6,279,840
Ventas Realty LP/Capital Corp. company guaranty 9s,
2012 (R)	6,916,000	7,123,480
Ventas Realty LP/Capital Corp. sr. notes 6 5/8s,
2014 (R)	1,556,000	1,458,750
		108,069,365

Homebuilding (0.7%)
D.R. Horton, Inc. company guaranty sr. unsec. unsub.
notes Ser. MTN, 6s, 2011	1,270,000	1,222,375
D.R. Horton, Inc. sr. notes 7 7/8s, 2011	4,000	3,960
Meritage Homes Corp. company guaranty 6 1/4s, 2015	3,891,000	2,927,978
Meritage Homes Corp. sr. notes 7s, 2014	684,000	533,520
Realogy Corp. company guaranty sr. unsec. notes
10 1/2s, 2014 (R)	9,170,000	3,369,975
		8,057,808

Lodging/Tourism (0.8%)
FelCor Lodging LP company guaranty 9s, 2011 (R)	2,415,000	2,064,825
Host Marriott LP company guaranty Ser. Q, 6 3/4s, 2016
(R)	117,000	100,620
Host Marriott LP sr. notes 7 1/8s, 2013 (R)	90,000	83,700
Host Marriott LP sr. notes Ser. M, 7s, 2012 (R)	5,609,000	5,384,640
Seminole Hard Rock Entertainment, Inc. 144A sr. notes
FRN 3.82s, 2014	2,901,000	1,972,680
		9,606,465

Media (1.7%)
Affinion Group, Inc. company guaranty 11 1/2s, 2015	2,366,000	2,040,675
Affinion Group, Inc. company guaranty 10 1/8s, 2013	2,595,000	2,439,300
Affinity Group, Inc. sr. sub. notes 9s, 2012	4,466,000	2,512,125
Interpublic Group of Companies, Inc. notes 6 1/4s, 2014	190,000	161,975
Interpublic Group of Companies, Inc. (The) sr. unsec.
unsub. notes FRN 2.883s, 2010	950,000	874,000
Liberty Media, LLC sr. notes 5.7s, 2013	1,705,000	1,453,513
Liberty Media, LLC sr. unsec. notes 7 7/8s, 2009	2,105,000	2,083,950
Nielsen Finance LLC/Nielsen Finance Co. company
guaranty 10s, 2014	3,955,000	3,767,138
Nielsen Finance LLC/Nielsen Finance Co. company
guaranty sr. unsec. sub. disc. notes stepped-coupon
zero % (12 1/2s, 8/1/11), 2016 (STP)	3,640,000	2,329,600
NTL Cable PLC sr. notes 9 1/8s, 2016 (United Kingdom)	1,979,000	1,909,735
Virgin Media Finance PLC company guaranty sr. notes
Ser. 1, 9 1/2s, 2016 (United Kingdom)	410,000	391,853
		19,963,864

Oil and gas (8.5%)
Chaparral Energy, Inc. company guaranty sr. unsec.
notes 8 7/8s, 2017	4,203,000	2,421,979
Chesapeake Energy Corp. company guaranty sr. unsec.
notes 9 1/2s, 2015	790,000	780,125
Chesapeake Energy Corp. sr. notes 7 1/2s, 2013	4,547,000	4,251,445
Chesapeake Energy Corp. sr. notes 7s, 2014	1,597,000	1,449,278
Compton Petroleum Corp. company guaranty 7 5/8s, 2013
(Canada)	8,244,000	4,122,000
Comstock Resources, Inc. sr. notes 6 7/8s, 2012	4,120,000	3,831,600
Connacher Oil and Gas, Ltd. 144A sec. notes 10 1/4s,
2015 (Canada)	4,277,000	2,715,895
Denbury Resources, Inc. company guaranty sr. sub.

notes 9 3/4s, 2016	475,000	484,500
Denbury Resources, Inc. sr. sub. notes 7 1/2s, 2015	4,012,000	3,791,340
Encore Acquisition Co. sr. sub. notes 6s, 2015	4,513,000	3,723,225
Ferrellgas LP/Finance sr. notes 8 3/4s, 2012	195,000	179,400
Ferrellgas LP/Finance sr. notes 6 3/4s, 2014	5,849,000	5,322,590
Ferrellgas LP/Finance 144A sr. notes 6 3/4s, 2014	374,000	340,340
Forest Oil Corp. sr. notes 8s, 2011	4,280,000	4,258,600
Harvest Operations Corp. sr. notes 7 7/8s, 2011	5,424,000	4,556,160
Hilcorp Energy I LP/Hilcorp Finance Co. 144A sr.
unsec. notes 7 3/4s, 2015	2,100,000	1,806,000
Newfield Exploration Co. sr. unsec. sub. notes 7 1/8s,
2018	2,172,000	1,949,370
Newfield Exploration Co. sr. unsec. sub. notes 6 5/8s,
2014	6,054,000	5,569,680
OPTI Canada, Inc. company guaranty sr. sec. notes
8 1/4s, 2014 (Canada)	1,250,000	862,500
OPTI Canada, Inc. company guaranty sr. sec. notes
7 7/8s, 2014 (Canada)	2,830,000	1,910,250
Pacific Energy Partners/Pacific Energy Finance Corp.
sr. notes 7 1/8s, 2014	3,000,000	3,001,887
PetroHawk Energy Corp. company guaranty 9 1/8s, 2013	4,421,000	4,343,633
PetroHawk Energy Corp. 144A sr. notes 10 1/2s, 2014	585,000	599,625
Petroleum Development Corp. company guaranty sr.
unsec. notes 12s, 2018	2,955,000	2,201,475
Petroplus Finance, Ltd. company guaranty 6 3/4s, 2014
(Bermuda)	4,430,000	3,699,050
Plains Exploration & Production Co. company guaranty
7 3/4s, 2015	787,000	733,878
Plains Exploration & Production Co. company guaranty
7s, 2017	4,966,000	4,320,420
Quicksilver Resources, Inc. company guaranty 7 1/8s,
2016	1,017,000	742,410
Quicksilver Resources, Inc. company guaranty sr.
unsec. notes 8 1/4s, 2015	1,223,000	1,021,205
Range Resources Corp. company guaranty sr. unsec. sub.
notes 7 1/2s, 2017	790,000	750,500
Sabine Pass LNG LP sec. notes 7 1/2s, 2016	4,446,000	3,601,260
SandRidge Energy, Inc. company guaranty sr. unsec.
unsub. FRN 4.833s, 2014	1,768,000	1,397,266
SandRidge Energy, Inc. 144A company guaranty sr.
unsec. unsub. notes 8s, 2018	5,452,000	4,606,940
Targa Resources, Inc. company guaranty sr. unsec.
notes 8 1/2s, 2013	6,900,000	4,933,500
Whiting Petroleum Corp. company guaranty 7s, 2014	4,597,000	4,114,315
Williams Cos., Inc. (The) notes 7 3/4s, 2031	640,000	553,600
Williams Cos., Inc. (The) sr. unsec. notes 8 1/8s, 2012	22,000	22,499
Williams Cos., Inc. (The) sr. unsec. notes 7 7/8s, 2021	1,395,000	1,353,150
Williams Cos., Inc. (The) sr. unsec. notes 7 5/8s, 2019	732,000	713,700
Williams Cos., Inc. (The) 144A notes 6 3/8s, 2010	1,915,000	1,916,034
		98,952,624

Publishing (0.4%)
American Media Operations, Inc. 144A sr. sub. notes
14s, 2013 (PIK)	3,486,576	1,377,198
American Media Operations, Inc. 144A sr. unsec. notes
9s, 2013 (PIK)	291,738	144,410
CanWest Media, Inc. company guaranty 8s, 2012 (Canada)
(In default) (NON)	3,148,006	881,442
Cenveo Corp. 144A company guaranty sr. unsec. notes
10 1/2s, 2016	2,429,000	1,742,808
Quebecor Media, Inc. sr. unsec. notes Ser. *, 7 3/4s,
2016 (Canada)	918,000	814,725
Reader's Digest Association, Inc. (The) company
guaranty sr. unsec. sub. notes 9s, 2017	4,592,000	183,680
		5,144,263

Regional Bells (1.5%)
Cincinnati Bell, Inc. company guaranty 7s, 2015	1,988,000	1,823,990
Citizens Communications Co. notes 9 1/4s, 2011	3,819,000	3,957,439
Frontier Communications Corp. sr. unsec. notes 8 1/4s,
2014	1,770,000	1,730,175
Qwest Communications International, Inc. company
guaranty 7 1/2s, 2014	1,902,000	1,749,840
Qwest Corp. sr. unsec. unsub. notes 8 7/8s, 2012	4,660,000	4,694,950
Qwest Corp. sr. unsec. unsub. notes 7 1/4s, 2025	2,586,000	1,965,360
Qwest Corp. 144A sr. unsec. notes 8 3/8s, 2016	750,000	736,875
Valor Telecommunications Enterprises LLC/Finance Corp.
company guaranty sr. unsec. unsub. notes 7 3/4s, 2015	495,000	487,575
		17,146,204

Retail (2.1%)
Bon-Ton Stores, Inc. (The) company guaranty 10 1/4s,
2014	2,771,000	1,330,080
Burlington Coat Factory Warehouse Corp. company
guaranty sr. unsec. notes 11 1/8s, 2014	3,666,000	2,657,850
Dollar General Corp. company guaranty sr. unsec. notes
10 5/8s, 2015	2,080,000	2,199,600
Hanesbrands, Inc. company guaranty sr. unsec. notes
FRN Ser. B, 5.698s, 2014	5,820,000	4,685,100
Harry & David Operations Corp. company guaranty sr.
unsec. notes 9s, 2013	3,279,000	1,151,749
Harry & David Operations Corp. company guaranty sr.
unsec. notes FRN 6.261s, 2012	1,012,000	357,995
Michaels Stores, Inc. company guaranty 11 3/8s, 2016	4,555,000	2,482,475
Neiman-Marcus Group, Inc. company guaranty sr. unsec.
notes 9s, 2015 (PIK)	5,994,642	3,207,133

Staples, Inc. sr. unsec. notes 9 3/4s, 2014		2,132,000	2,355,860
United Auto Group, Inc. company guaranty 7 3/4s, 2016		4,421,000	3,404,170
			23,832,012

Technology (3.7%)
Activant Solutions, Inc. company guaranty 9 1/2s, 2016		2,600,000	1,904,500
Advanced Micro Devices, Inc. sr. notes 7 3/4s, 2012		4,000	2,660
Amkor Technologies, Inc. sr. notes 7 3/4s, 2013		3,530,000	3,159,350
Avago Technologies Finance company guaranty sr. unsec.
sub. notes 11 7/8s, 2015 (Singapore)		1,043,000	957,724
Avago Technologies Finance company guaranty sr. unsec.
notes 10 1/8s, 2013 (Singapore)		1,525,000	1,465,906
Avago Technologies Finance company guaranty FRN
6.168s, 2013 (Singapore)		16,000	13,520
Celestica, Inc. sr. sub. notes 7 5/8s, 2013 (Canada)		2,480,000	2,418,000
Ceridian Corp. sr. unsec. notes 11 1/4s, 2015		3,495,000	2,730,469
Compucom Systems, Inc. sr. sub. notes 12 1/2s, 2015		1,462,000	1,125,740
First Data Corp. company guaranty sr. unsec. notes
9 7/8s, 2015		2,205,000	1,499,400
Flextronics International, Ltd. sr. unsec. sub. notes
6 1/4s, 2014 (Singapore)		535,000	478,825
Freescale Semiconductor, Inc. company guaranty sr.
unsec. notes 8 7/8s, 2014		9,646,000	4,340,700
Freescale Semiconductor, Inc. company guaranty sr.
unsec. sub. notes 10 1/8s, 2016		638,000	169,070
Iron Mountain, Inc. company guaranty 8 3/4s, 2018		698,000	678,805
Iron Mountain, Inc. company guaranty 8 5/8s, 2013		916,000	918,290
Iron Mountain, Inc. company guaranty 7 3/4s, 2015		112,000	108,080
Iron Mountain, Inc. company guaranty 6 5/8s, 2016		211,000	195,175
Iron Mountain, Inc. company guaranty sr. unsec. sub.
notes 8s, 2020		2,438,000	2,255,150
Lucent Technologies, Inc. unsec. debs. 6.45s, 2029		529,000	301,530
New ASAT Finance, Ltd. company guaranty 9 1/4s, 2011
(Cayman Islands) (In default) (NON)		2,748,000	10,305
Sanmina Corp. sr. unsec. sub. notes 8 1/8s, 2016		410,000	229,600
Seagate Technology Hdd Holdings company guaranty 6.8s,
2016		2,321,000	1,764,637
Seagate Technology International 144A company guaranty
sr. sec. notes 10s, 2014 (Cayman Islands)		850,000	858,500
SunGard Data Systems, Inc. company guaranty 10 1/4s,
2015		4,827,000	4,380,503
SunGard Data Systems, Inc. company guaranty 9 1/8s,
2013		5,588,000	5,378,450
SunGard Data Systems, Inc. 144A sr. unsec. notes
10 5/8s, 2015		589,000	569,858
Syniverse Technologies, Inc. sr. sub. notes Ser. B,
7 3/4s, 2013		3,058,000	2,622,235
Xerox Capital Trust I company guaranty 8s, 2027		3,027,000	2,345,925
			42,882,907

Telecommunications (7.0%)
American Tower Corp. sr. notes 7 1/2s, 2012		2,370,000	2,414,438
American Tower Corp. sr. unsec. notes 7s, 2017		1,554,000	1,499,610
American Tower Corp. 144A sr. unsec. notes 7 1/4s, 2019		1,055,000	1,028,625
BCM Ireland Finance Ltd. 144A FRN 6.281s, 2016 (Cayman
Islands)	EUR	1,543,000	872,227
CC Holdings GS V, LLC/Crown Castle GS III Corp. 144A
sr. sec. notes 7 3/4s, 2017		$1,095,000	1,078,575
Centennial Cellular Operating Co., LLC company
guaranty 10 1/8s, 2013		1,929,000	1,986,870
Centennial Communications Corp. sr. unsec. notes FRN
6.958s, 2013		1,039,000	1,036,403
Crown Castle International Corp. sr. unsec. notes 9s,
2015		580,000	582,900
Digicel Group, Ltd. 144A sr. unsec. notes 8 7/8s, 2015
(Jamaica)		2,789,000	2,231,200
Digicel, Ltd. 144A sr. unsec. unsub. notes 9 1/4s,
2012 (Jamaica)		2,928,000	2,796,240
Inmarsat Finance PLC company guaranty 10 3/8s, 2012
(United Kingdom)		4,089,000	4,221,893
Intelsat Bermuda, Ltd. company guaranty sr. unsec.
notes 11 1/4s, 2016 (Bermuda)		9,594,000	9,857,835
Intelsat Intermediate Holding Co., Ltd. company
guaranty sr. unsec. notes stepped-coupon zero %
(9 1/4s, 2/1/10), 2015 (Bermuda) (STP)		2,118,000	1,911,495
Intelsat Intermediate Holding Co., Ltd. 144A company
guaranty sr. unsec. disc notes stepped-coupon zero %
(9 1/2s, 2/1/10), 2015 (Bermuda) (STP)		2,715,000	2,450,288
Intelsat Subsidiary Holding Co., Ltd. 144A sr. unsec.
notes 8 7/8s, 2015 (Bermuda)		1,825,000	1,797,041
Intelsat Subsidiary Holding Co., Ltd. 144A sr. unsec.
notes 8 1/2s, 2013 (Bermuda)		1,907,000	1,868,860
Level 3 Financing, Inc. company guaranty 9 1/4s, 2014		4,817,000	3,763,281
Level 3 Financing, Inc. company guaranty 8 3/4s, 2017		1,088,000	765,680
MetroPCS Wireless, Inc. company guaranty sr. unsec.
notes 9 1/4s, 2014		7,655,000	7,683,706
Nextel Communications, Inc. company guaranty sr.
unsec. notes Ser. D, 7 3/8s, 2015		6,135,000	4,861,988
Nordic Telephone Co. Holdings ApS 144A sr. sec. bond
8 7/8s, 2016 (Denmark)		931,000	931,000
PAETEC Holding Corp. company guaranty sr. unsec.
unsub. notes 9 1/2s, 2015		2,276,000	2,059,780
Sprint Capital Corp. company guaranty 7 5/8s, 2011		425,000	419,688
Sprint Capital Corp. company guaranty 6 7/8s, 2028		7,768,000	5,437,600
West Corp. company guaranty 9 1/2s, 2014		3,843,000	3,458,700
Wind Aquisition Finance SA notes 9 3/4s, 2015
(Netherlands)	EUR	1,876,000	2,598,140

Windstream Corp. company guaranty 8 5/8s, 2016	$6,072,000	5,965,740
Windstream Corp. company guaranty 8 1/8s, 2013	5,150,000	5,066,313
		80,646,116

Telephone (1.0%)
Cricket Communications, Inc. company guaranty 9 3/8s,
2014	6,482,000	6,449,590
Cricket Communications, Inc. 144A sr. sec. notes
7 3/4s, 2016	1,855,000	1,799,350
iPCS, Inc. company guaranty sr. sec. notes FRN 3.153s,
2013	1,768,000	1,463,020
Time Warner Telecom, Inc. company guaranty 9 1/4s, 2014	1,732,000	1,736,330
		11,448,290

Textiles (0.6%)
Levi Strauss & Co. sr. unsec. notes 8 7/8s, 2016	972,000	913,680
Levi Strauss & Co. sr. unsec. unsub. notes 9 3/4s, 2015	5,176,000	4,994,840
Oxford Industries, Inc. sr. notes 8 7/8s, 2011	661,000	588,290
		6,496,810

Tire and rubber (0.1%)
Goodyear Tire & Rubber Co. (The) sr. unsec. notes
10 1/2s, 2016	1,490,000	1,482,550
		1,482,550

Transportation (0.3%)
Offshore Logistics, Inc. company guaranty 6 1/8s, 2013	3,652,000	3,195,500
		3,195,500

Utilities and power (8.1%)
AES Corp. (The) sr. unsec. notes 8s, 2020	1,291,000	1,136,080
AES Corp. (The) sr. unsec. unsub. notes 8s, 2017	1,655,000	1,539,150
AES Corp. (The) 144A sec. notes 8 3/4s, 2013	3,600,000	3,654,000
AES Corp. (The) 144A sr. notes 9 3/4s, 2016	270,000	271,350
Allegheny Energy Supply 144A sr. unsec. bond 8 1/4s,
2012	2,978,000	3,095,813
Ameren Corp. sr. unsec. notes 8 7/8s, 2014	2,455,000	2,518,304
CMS Energy Corp. sr. notes 8 1/2s, 2011	1,164,000	1,175,657
CMS Energy Corp. sr. notes 7 3/4s, 2010	1,583,000	1,600,263
Colorado Interstate Gas Co. debs. 6.85s, 2037 (Canada)	3,247,000	2,727,899
Dynegy-Roseton Danskamme company guaranty Ser. B,
7.67s, 2016	4,885,000	4,103,400
Edison Mission Energy sr. unsec. notes 7 3/4s, 2016	1,916,000	1,484,900
Edison Mission Energy sr. unsec. notes 7 1/2s, 2013	435,000	366,488
Edison Mission Energy sr. unsec. notes 7.2s, 2019	3,531,000	2,387,839
Edison Mission Energy sr. unsec. notes 7s, 2017	60,000	43,500
El Paso Corp. sr. notes Ser. MTN, 7.8s, 2031	121,000	94,985
El Paso Corp. sr. unsec. notes 12s, 2013	855,000	940,500
El Paso Natural Gas Co. debs. 8 5/8s, 2022	1,597,000	1,667,781
Inergy LP/Inergy Finance Corp. sr. unsec. notes
6 7/8s, 2014	6,839,000	6,257,685
Ipalco Enterprises, Inc. sr. sec. notes 8 5/8s, 2011	1,754,000	1,762,770
Ipalco Enterprises, Inc. 144A sr. sec. notes 7 1/4s,
2016	562,000	539,520
Mirant Americas Generation, Inc. sr. unsec. notes
8.3s, 2011	3,936,000	3,926,160
Mirant North America, LLC company guaranty 7 3/8s, 2013	6,027,000	5,770,853
NiSource Finance Corp. company guaranty sr. unsec.
notes 10 3/4s, 2016	935,000	1,018,749
NiSource Finance Corp. company guaranty sr. unsec.
unsub. notes 6.8s, 2019	2,645,000	2,369,804
NiSource Finance Corp. company guaranty sr. unsec.
unsub. notes 5.4s, 2014	1,265,000	1,122,394
NRG Energy, Inc. company guaranty 7 3/8s, 2017	2,440,000	2,299,700
NRG Energy, Inc. sr. notes 7 3/8s, 2016	12,430,000	11,699,738
Oncor Electric Delivery Co. sec. bonds 5.95s, 2013	4,102,000	4,181,800
Orion Power Holdings, Inc. sr. unsec. notes 12s, 2010	4,255,000	4,393,288
Sierra Pacific Power Co. general ref. mtge. 6 1/4s,
2012	1,114,000	1,133,484
Sierra Pacific Resources sr. unsec. notes 8 5/8s, 2014	4,467,000	4,399,995
Teco Finance, Inc. company guaranty sr. unsec. unsub.
notes 7.2s, 2011	1,511,000	1,546,365
Teco Finance, Inc. company guaranty sr. unsec. unsub.
notes 7s, 2012	2,505,000	2,515,989
Teco Finance, Inc. company guaranty sr. unsec. unsub.
notes 6 3/4s, 2015	333,000	314,155
Tennessee Gas Pipeline Co. sr. unsec. unsub. debs.
7 1/2s, 2017	1,345,000	1,363,258
Tennessee Gas Pipeline Co. sr. unsec. unsub. debs. 7s,
2028	639,000	560,544
Texas-New Mexico Power Co. 144A 1st mtge. sec. 9 1/2s,
2019	2,755,000	2,828,907
Transcontinental Gas Pipeline Corp. sr. unsec. debs.
7 1/4s, 2026	4,696,000	4,374,822
Utilicorp United, Inc. sr. unsec. notes 7.95s, 2011	156,000	159,898
		93,347,787

Total corporate bonds and notes (cost $1,092,914,303)		$932,065,557

SENIOR LOANS (10.6%)(a)(c)
	Principal amount	Value

Automotive (0.4%)
Dana Corp. bank term loan FRN 7 1/4s, 2015	$1,569,283	$742,046
TRW Automotive, Inc. bank term loan FRN Ser. B,
1.938s, 2014	3,995,000	3,482,310
		4,224,356

Basic materials (0.6%)
Huntsman International, LLC bank term loan FRN Ser. B,
2.178s, 2012	2,901,792	2,461,991
Lyondell Chemical Co. bank term loan FRN 11.425s, 2009	490,000	502,005
NewPage Holding Corp. bank term loan FRN 4.74s, 2014	1,809,305	1,454,552
Rockwood Specialties Group, Inc. bank term loan FRN
Ser. E, 2.129s, 2012	520,923	485,761
Verso Paper Holdings LLC/Verso Paper, Inc. bank term
loan FRN Ser. B, 3s, 2013	1,622,064	1,540,961
		6,445,270

Broadcasting (0.2%)
Univision Communications, Inc. bank term loan FRN
Ser. B, 2.879s, 2014	4,027,282	2,744,593
		2,744,593

Capital goods (0.5%)
Hawker Beechcraft Acquisition Co., LLC bank term loan
FRN 3.22s, 2014	66,927	38,408
Hawker Beechcraft Acquisition Co., LLC bank term loan
FRN Ser. B, 2.689s, 2014	1,337,253	767,435
Hexcel Corp. bank term loan FRN 6.25s, 2014	520,000	514,800
Sensata Technologies BV bank term loan FRN 2.379s,
2013 (Netherlands)	997,834	701,809
Sequa Corp. bank term loan FRN 3.879s, 2014	1,588,040	1,195,000
Wesco Aircraft Hardware Corp. bank term loan FRN
6.18s, 2014	1,180,000	861,400
Wesco Aircraft Hardware Corp. bank term loan FRN
2.68s, 2013	1,590,000	1,300,620
		5,379,472

Communication services (0.7%)
Cebridge Connections, Inc. bank term loan FRN 4.911s,
2014	1,210,000	979,722
Cebridge Connections, Inc. bank term loan FRN Ser. B,
2.397s, 2013	523,664	472,025
Charter Communications, Inc. bank term loan FRN
5 1/4s, 2014	2,430,000	1,755,068
Fairpoint Communications, Inc. bank term loan FRN
Ser. B, 5 3/4s, 2015	3,321,738	2,329,368
Mediacom Communications Corp. bank term loan FRN Ser.
C, 1.79s, 2015	3,053,605	2,730,433
		8,266,616

Consumer cyclicals (3.0%)
Allison Transmission, Inc. bank term loan FRN Ser. B,
3.147s, 2014	4,497,940	3,469,037
Building Materials Holdings Corp. bank term loan FRN
5.658s, 2014	2,250,000	1,897,499
CCM Merger, Inc. bank term loan FRN Ser. B, 8 1/2s,
2012	3,501,841	2,652,645
Citadel Communications bank term loan FRN Ser. B,
2.953s, 2014	1,175,000	536,584
Dex Media West, LLC/Dex Media Finance Co. bank term
loan FRN Ser. B, 7s, 2014	917,987	748,924
GateHouse Media, Inc. bank term loan FRN Ser. B,
2.629s, 2014	2,399,620	493,635
GateHouse Media, Inc. bank term loan FRN Ser. DD,
2.629s, 2014	895,380	184,192
Goodman Global Holdings, Inc. bank term loan FRN
Ser. B, 6 1/2s, 2011	3,489,650	3,219,202
Isle of Capri Casinos, Inc. bank term loan FRN 2.97s,
2014	1,398,001	1,181,311
Isle of Capri Casinos, Inc. bank term loan FRN Ser. A,
2.97s, 2014	426,692	360,555
Isle of Capri Casinos, Inc. bank term loan FRN Ser. B,
2.178s, 2014	559,200	472,524
Lear Corp. bank term loan FRN 3.161s, 2013	3,991,631	2,641,131
Navistar Financial Corp. bank term loan FRN 4.333s,
2012	1,468,000	1,224,208
Navistar International Corp. bank term loan FRN
3.678s, 2012	4,037,000	3,366,571
Six Flags Theme Parks bank term loan FRN 2.879s, 2015	6,526,585	4,955,545
Thomas Learning bank term loan FRN Ser. B, 2.898s, 2014	3,645,000	2,844,810
Travelport bank term loan FRN Ser. B, 3.215s, 2013	165,087	120,462
Travelport bank term loan FRN Ser. DD, 2.879s, 2013	637,565	468,838
Tribune Co. bank term loan FRN Ser. B, 5 1/4s, 2014
(In default) (NON)	8,650,500	2,628,792
United Components, Inc. bank term loan FRN Ser. D,
3.21s, 2012	527,778	427,500
Visteon Corp. bank term loan FRN Ser. B, 4 1/4s, 2013	1,860,000	679,365
VNU Group BV bank term loan FRN Ser. B, 2.382s, 2013
(Netherlands)	520,000	457,844
		35,031,174

Consumer staples (0.6%)
Dole Food Co., Inc. bank term loan FRN Ser. B, 7.965s,
2013	428,055	424,711
Dole Food Co., Inc. bank term loan FRN Ser. C, 7.974s,
2013	1,594,971	1,582,511
Dole Food Co., Inc. bank term loan FRN 1.139s, 2013	244,239	242,331
Pinnacle Foods Holding Corp. bank term loan FRN
Ser. B, 3.129s, 2014	2,583,338	2,182,458
Rite-Aid Corp. bank term loan FRN Ser. B, 2.379s, 2014	331,650	266,978
RSC Equipment Rental, Inc. bank term loan FRN 4.129s,
2013	3,567,710	2,604,428
		7,303,417

Financials (0.1%)
Nuveen Investments, Inc. bank term loan FRN Ser. B,
3.379s, 2014	1,257,300	897,922
		897,922

Health care (1.5%)
Bausch & Lomb, Inc. bank term loan FRN Ser. B, 4.47s,
2015	602,614	524,274
Bausch & Lomb, Inc. bank term loan FRN Ser. DD,
4.206s, 2015 (U)	152,560	132,728
Biomet, Inc. bank term loan FRN Ser. B, 4.142s, 2015	631,018	592,605
Community Health Systems, Inc. bank term loan FRN
Ser. B, 3.447s, 2014	3,477,065	3,085,106
Community Health Systems, Inc. bank term loan FRN Ser.
DD, 2.879s, 2014	181,219	160,791
Fenwal Controls of Japan, Ltd. bank term loan FRN
3.506s, 2014 (Japan)	1,018,367	774,808
Fenwal Controls of Japan, Ltd. bank term loan FRN Ser.
DD, 3.506s, 2014 (Japan)	171,177	130,237
Fenwal, Inc. bank term loan FRN 6.506s, 2014	500,000	302,500
Healthsouth Corp. bank term loan FRN Ser. B, 3.129s,
2013	3,528,361	3,240,211
IASIS Healthcare, LLC/IASIS Capital Corp. bank term
loan FRN 6.289s, 2014	6,758,007	4,831,975
Select Medical Corp. bank term loan FRN Ser. B,
2.716s, 2012	610,000	545,340
Surgical Care Affiliates, Inc. bank term loan FRN
Ser. B, 3.22s, 2015	662,353	561,344
United Surgical Partners International, Inc. bank term
loan FRN 2.69s, 2014	2,489,790	2,228,362
		17,110,281

Homebuilding (0.2%)
Realogy Corp. bank term loan FRN 0.261s, 2013	707,549	491,746
Realogy Corp. bank term loan FRN Ser. B, 4.177s, 2013	2,628,038	1,826,487
		2,318,233

Oil and gas (0.2%)
Quicksilver Resources, Inc. bank term loan FRN 7.75s,
2013	1,114,630	1,092,337
Targa Resources, Inc. bank term loan FRN 2.879s, 2012	791,479	731,553
Targa Resources, Inc. bank term loan FRN 0.754s, 2012	454,859	420,420
		2,244,310

Retail (0.2%)
Dollar General Corp. bank term loan FRN Ser. B1,
3.475s, 2013	2,525,000	2,364,483
Michaels Stores, Inc. bank term loan FRN Ser. B,
2.879s, 2013	654,030	467,087
		2,831,570

Technology (0.9%)
Compucom Systems, Inc. bank term loan FRN 3.93s, 2014	1,094,180	940,995
First Data Corp. bank term loan FRN Ser. B1, 2.879s,
2014	4,825,200	3,537,475
First Data Corp. bank term loan FRN Ser. B3, 2.879s,
2014	3,455,743	2,535,652
Flextronics International, Ltd. bank term loan FRN
Ser. B, 3.381s, 2014 (Singapore)	618,923	495,757
Flextronics International, Ltd. bank term loan FRN
Ser. B, 2.879s, 2014 (Singapore)	2,153,852	1,725,235
Freescale Semiconductor, Inc. bank term loan FRN
12.5s, 2014	1,221,852	895,007
Freescale Semiconductor, Inc. bank term loan FRN
Ser. B, 2.168s, 2013	736,115	451,483
		10,581,604

Telecommunications (--%)
Level 3 Financing, Inc. bank term loan FRN Ser. B,
11 1/2s, 2014	235,000	239,994
		239,994

Tire and rubber (0.2%)
Goodyear Tire & Rubber Co. (The) bank term loan FRN
2.07s, 2010	2,558,000	2,138,728

		2,138,728

Utilities and power (1.3%)
Calpine Corp. bank term loan FRN Ser. B, 4.095s, 2014	5,094,811	4,396,664
Energy Future Holdings Corp. bank term loan FRN
Ser. B2, 3.882s, 2014	8,084,896	5,566,451
Energy Future Holdings Corp. bank term loan FRN
Ser. B3, 3.882s, 2014	8,091,676	5,530,660
		15,493,775

Total senior loans (cost $152,990,255)		$123,251,315

CONVERTIBLE BONDS AND NOTES (3.8%)(a)
	Principal amount	Value

Acquicor Technology, Inc. 144A cv. notes 8s, 2011	$2,120,000	$614,800
Advanced Micro Devices, Inc. cv. sr. unsec. notes
5 3/4s, 2012	1,889,000	1,173,541
Alliant Techsystems, Inc. cv. sr. sub. notes 2 3/4s,
2024	1,487,000	1,658,005
ArcelorMittal cv. sr. unsec. unsub. notes 5s, 2014
(Luxembourg)	1,155,000	1,463,963
Digital Realty Trust LP 144A cv. sr. unsec. notes
5 1/2s, 2029 (R)	1,665,000	1,626,206
General Cable Corp. cv. company guaranty sr. unsec.
notes 1s, 2012	1,799,000	1,418,961
General Growth Properties, Inc. 144A cv. sr. notes
3.98s, 2027 (In default) (NON)(R)	3,085,000	1,064,325
Intel Corp. cv. sub. bonds 2.95s, 2035	1,344,000	1,086,960
International Game Technology 144A cv. sr. unsec.
notes 3 1/4s, 2014	1,560,000	1,751,568
Interpublic Group of Companies, Inc. (The) cv. sr.
unsec. notes 4 1/4s, 2023	1,975,000	1,740,469
L-3 Communications Corp. 144A cv. bonds 3s, 2035	2,016,000	1,980,720
Lamar Advertising Co. cv. sr. unsec. unsub. notes
Ser. B, 2 7/8s, 2010	2,082,000	1,915,440
Leap Wireless International, Inc. 144A cv. sr. unsec.
notes 4 1/2s, 2014	1,575,000	1,260,000
LifePoint Hospitals, Inc. cv. sr. sub. notes 3 1/2s,
2014	5,475,000	4,489,500
Massey Energy Co. cv. company guaranty sr. unsub.
notes 3 1/4s, 2015	6,564,000	4,373,265
Maxtor Corp. cv. sr. debs. 2 3/8s, 2012	2,285,000	1,853,706
NII Holdings, Inc. 144A cv. sr. unsec. notes 3 1/8s,
2012	2,206,000	1,648,985
Pantry, Inc. (The) cv. sr. sub. notes 3s, 2012	4,669,000	3,717,691
Regal Entertainment Group 144A cv. sr. unsec. notes
6 1/4s, 2011	1,130,000	1,076,325
Safeguard Scientifics, Inc. cv. sr. notes 2 5/8s, 2024	382,000	299,393
Sirius Satellite Radio, Inc. cv. sr. unsec. notes
3 1/4s, 2011	2,125,000	1,190,000
Transocean, Inc. cv. sr. unsec. notes Ser. C, 1 1/2s,
2037 (Switzerland)	3,085,000	2,707,088
Trinity Industries, Inc. cv. sub. notes 3 7/8s, 2036	3,429,000	1,924,526
Virgin Media, Inc. 144A cv. sr. unsec. notes 6 1/2s,
2016	2,345,000	1,814,444
XM Satellite Radio Holdings, Inc. 144A cv. sr. unsec.
sub. notes 7s, 2014	657,000	248,018

Total convertible bonds and notes (cost $45,713,155)		$44,097,899

COMMON STOCKS (0.9%)(a)
	Shares	Value

AboveNet, Inc. (NON)	2,530	$182,160
Adelphia Recovery Trust (Ser. ACC-1) (NON)	7,599,586	151,992
American Media, Inc. 144A (F)	63,915	6
Bohai Bay Litigation, LLC (Units) (F) (AFF)	3,899	181,347
Chesapeake Energy Corp.	35,700	808,962
Dana Holding Corp. (NON)	120,744	158,175
Decrane Aircraft Holdings, Inc. (F)(NON)	29,311	29
DigitalGlobe, Inc. 144A (F)(NON)(AFF)	645,566	1,978,724
El Paso Corp.	120,275	1,172,681
Elizabeth Arden, Inc. (NON)	64,017	451,320
Qwest Communications International, Inc.	310,391	1,353,305
Service Corporation International	240,756	1,288,045
Sun Healthcare Group, Inc. (NON)	133,685	1,239,260
Tenneco Automotive, Inc. (NON)	95,306	583,273
Time Warner Cable, Inc.	771	23,739
Titan International, Inc.	26,812	242,380
Vertis Holdings, Inc. (F)	135,886	136
Williams Cos., Inc. (The)	66,735	1,119,813

Total common stocks (cost $16,649,408)		$10,935,347

CONVERTIBLE PREFERRED STOCKS (0.6%)(a)
	Shares	Value

Crown Castle International Corp. $3.125 cum. cv. pfd.	55,412	$2,690,945
Emmis Communications Corp. Ser. A, $3.125 cum. cv.
pfd. (acquired various dates from 12/2/04 to 11/3/05,
cost $3,223,649) (RES)	73,590	128,783
Freeport-McMoRan Copper & Gold, Inc. $6.75 cv. pfd.	23,535	1,988,708
Great Plains Energy, Inc. $6.00 cv. pfd.	41,025	2,238,324
Lehman Brothers Holdings, Inc. Ser. P, 7.25% cv. pfd.
(In default) (NON)	4,338	11,930

Total convertible preferred stocks (cost $13,759,986)		$7,058,690

PREFERRED STOCKS (0.2%)(a)
			Shares	Value

Decrane Aircraft Holdings, Inc. $16.00 pfd. (PIK)			21,000	$147,000
Preferred Blocker, Inc. 144A 7.00% cum. pfd.			4,142	1,747,018

Total preferred stocks (cost $1,609,154)				$1,894,018

U.S. TREASURY OBLIGATIONS (--%)(a)
			Principal amount	Value

U.S. Treasury Bond 3.5s, August 15, 2009 (i)			$150,000	$152,529

Total U.S. treasury obligations (cost $152,529)				$152,529

U.S. GOVERNMENT AND AGENCY MORTGAGE OBLIGATIONS (0.1%)(a)
			Principal amount	Value

Federal National Mortgage Association Pass-Through
Certificates 5 1/2s, May 1, 2033 (i)			$1,508,256	$1,573,986

Total U.S. government and agency mortgage obligations (cost $1,573,986)				$1,573,986

FOREIGN GOVERNMENT BONDS AND NOTES (0.1%)(a)
			Principal amount	Value

Argentina (Republic of) bonds FRB 1.597s, 2013			$4,885,000	$1,240,790

Total foreign government bonds and notes (cost $1,880,725)				$1,240,790

MORTGAGE-BACKED SECURITIES (0.1%)(a)
			Principal amount	Value

GE Capital Commercial Mortgage Corp. 144A Ser. 00-1,
Class G, 6.131s, 2033			$2,222,000	$651,826
Mach One Commercial Mortgage Trust 144A
Ser. 04-1A, Class J, 5.45s, 2040			2,190,000	131,400
Ser. 04-1A, Class K, 5.45s, 2040			880,000	44,000
Ser. 04-1A, Class L, 5.45s, 2040			400,000	16,000

Total mortgage-backed securities (cost $4,800,967)				$843,226

WARRANTS (--%)(a)(NON)
	Expiration date	Strike Price	Warrants	Value

AboveNet, Inc.	9/08/10	$24.00	977	$46,896
Dayton Superior Corp. 144A (F)	6/15/09	.01	7,749	954
Decrane Aircraft Holdings Co. Class B	6/30/10	116.00	1	--
Decrane Aircraft Holdings Co. Class B	6/30/10	116.00	1	--
New ASAT (Finance), Ltd. (Cayman Islands) (F)	2/01/11	.01	714,514	--
Smurfit Kappa Group PLC 144A (Ireland)	10/01/13	EUR .001	4,137	121,301
Vertis Holdings, Inc. (F)	10/18/15	$.01	9,578	1
ZSC Specialty Chemicals PLC 144A (United Kingdom)	6/30/11	.01	269,866	2,699
ZSC Specialty Chemicals PLC (Preferred) 144A (United
Kingdom)	6/30/11	.01	269,866	2,699

Total warrants (cost $700,110)				$174,550

SHORT-TERM INVESTMENTS (1.5%)(a)
		Principal amount/shares		Value

Putnam Money Market Liquidity Fund (e)			17,027,886	$17,027,886
U.S. Treasury Bills for an effective yield of 0.70%,
December 17, 2009 (SEGSF)			$710,000	707,264

Total short-term investments (cost $17,735,150)				$17,735,150

TOTAL INVESTMENTS

Total investments (cost $1,350,479,728) (b)				$1,141,023,057

FORWARD CURRENCY CONTRACTS TO BUY at 5/31/09 (Unaudited)

		Aggregate	Delivery	Unrealized
	Value	face value	date	appreciation

Euro	$3,655,483	$3,457,418	6/17/09	$198,065

Total				$198,065

FORWARD CURRENCY CONTRACTS TO SELL at 5/31/09 (Unaudited)

		Aggregate	Delivery	Unrealized
	Value	face value	date	(depreciation)

Euro	$13,280,551	$12,575,656	6/17/09	$(704,895)

Total				$(704,895)

CREDIT DEFAULT CONTRACTS OUTSTANDING at 5/31/09 (Unaudited)

		Upfront			Fixed payments
		premium		Termi-	received	Unrealized
Swap counterparty /		received	Notional	nation	(paid) by fund	appreciation/
Referenced debt*	Rating***	(paid)**	amount	date	per annum	(depreciation)

Bank of America, N.A.
Nalco Co., 7.75%,
11/15/11	Ba2	$--	$1,160,000	9/20/12	350 bp	$(26,179)

Visteon Corp., 7%,
3/10/14	--	(494,063)	1,860,000	9/20/13	(500 bp)	1,254,079

Citibank, N.A.
Lear Corp., T/L Bank
Loan	--	--	1,025,000	6/20/13	(225 bp)	425,618

Lear Corp., T/L Bank
Loan	Caa1	--	1,025,000	6/20/13	700 bp	(373,587)

Credit Suisse International
Advanced Micro Devices,
Inc., 7 3/4%, 11/1/12	Caa1	--	1,505,000	6/20/09	165 bp	(13,782)

Deutsche Bank AG
Nalco Co., 7.75%,
11/15/11	Ba2	--	1,115,000	12/20/12	363 bp	(36,134)

JPMorgan Chase Bank, N.A.
Claire's Stores,
9 5/8%, 6/1/15	Caa1	--	730,000	6/20/12	230 bp	(336,440)

Sanmina-Sci Corp.,
8 1/8%, 3/1/16	B3	--	715,000	6/20/13	595 bp	(261,650)

Morgan Stanley Capital Services, Inc.
Advanced Micro Devices,
Inc., 7 3/4%, 11/1/12	Caa1	--	325,000	6/20/09	190 bp	(2,063)

Nalco Co., 7.75%,
11/15/11	Ba2	--	1,190,000	9/20/12	330 bp	(37,381)

Nalco Co., 7.75%,
11/15/11	Ba2	--	1,445,000	3/20/13	460 bp	7,916

UBS, AG
Meritage Homes Corp.,
7%, 5/1/14	--	--	3,730,000	9/20/13	(760 bp)	(66,361)

Total						$534,036

* Payments related to the reference debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

*** Ratings are presented for credit default contracts in which the fund has sold protection on the underlying referenced debt. Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody's or Standard & Poor's ratings are believed to be the most recent ratings available at May 31, 2009.

Key to holding's currency abbreviations

EUR Euro

Key to other fixed-income security abbreviations

FRB Floating Rate Bonds
FRN Floating Rate Notes
MTN Medium Term Notes

NOTES

(a) Percentages indicated are based on net assets of $1,158,877,790.

(b) The aggregate identified cost on a tax basis is $1,351,816,603, resulting in gross unrealized appreciation and depreciation of $33,621,348 and $244,414,894, respectively, or net unrealized depreciation of $210,793,546.

(NON) Non-income-producing security.

(STP) The interest rate and date shown parenthetically represent the new interest rate to be paid and the date the fund will begin accruing interest at this rate.

(RES) Restricted, excluding 144A securities, as to public resale. The total market value of restricted securities held at May 31, 2009 was $128,783, or less than 0.1% of net assets.

(PIK) Income may be received in cash or additional securities at the discretion of the issuer.

(AFF) Transactions during the period with companies in which the fund owned at least 5% of the voting securities were as follows:

Affiliates	Cost	Proceeds	Income	Value

Bohai Bay Litigation, LLC (Units)	$ -	$ -	$ -	$ 181,347
DigitalGlobe, Inc. 144A	-	-	-	1,978,724

Totals	$ -	$ -	$ -	$ 2,160,071

Market values are shown for those securities affiliated at period end.

(SEGSF) This security was pledged and segregated with the custodian for collateral on certain derivative contracts at May 31, 2009.

(c) Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for senior loans are the current interest rates at May 31, 2009. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown. Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

(e) The fund invested in Putnam Prime Money Market Fund, an open-end management investment company managed by Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, a wholly-owned subsidiary of Putnam Investments, LLC. Investments in Putnam Prime Money Market Fund were valued at its closing net asset value each business day. Management fees paid by the fund were reduced by an amount equal to the management fees paid by Putnam Prime Money Market Fund with respect to assets invested by the fund in Putnam Prime Money Market Fund. Income distributions earned by the fund totaled $111,860 for the period ended May 31, 2009. During the period ended May 31, 2009, cost of purchases and proceeds of sales of investments in Putnam Prime Money Market Fund aggregated $13,750,839 and $84,786,376, respectively.

On September 17, 2008, the Trustees of the Putnam Prime Money Market Fund voted to close that fund effective September 17, 2008. On September 24, 2008, the fund received shares of Federated Prime Obligations Fund, an unaffiliated management investment company registered under the Investment Company Act of 1940, in liquidation of its shares of Putnam Prime Money Market Fund.

In April 2009, the fund invested in Putnam Money Market Liquidity Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Money Market Liquidity Fund are valued at its closing net asset value each business day. Income distributions earned by the fund are recorded as interest income and totaled $9,633 for the period ended May 31, 2009. During the period ended May 31, 2009, cost of purchases and proceeds of sales of investments in Putnam Money Market Liquidity Fund aggregated $79,817,284 and $62,789,398, respectively. Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management.

(F) Is valued at fair value following procedures approved by the Trustees. Securities may be classified as a Level 2 or Level 3 for SFAS 157 disclosures based on the securities valuation inputs.

(i) Securities purchased with cash or received, that were pledged to the fund for collateral on certain derivative contracts.

(R) Real Estate Investment Trust.

(U) This security, in part or in entirety, represents unfunded loan commitments. As of May 31, 2009, the fund had unfunded loan commitments of $38,140, which could be extended at the option of the borrower, pursuant to the following loan agreements with the following borrowers:

Borrower	Unfunded commitments

Bausch & Lomb, Inc.	$38,140

At May 31, 2009, liquid assets totaling $9,716,830 have been designated as collateral for open swap contracts and forward contracts.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The dates shown on debt obligations are the original maturity dates.

Security valuation: Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets. If no sales are reported -- as in the case of some securities traded over-the-counter -- a security is valued at its last reported bid price. Market quotations are not considered to be readily available for certain debt obligations; such investments are valued at fair value on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Investment Management, LLC (“Putnam Management”), the fund’s manager, a wholly-owned subsidiary of Putnam Investments, LLC. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange.

Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors, including movements in the U.S. securities markets. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent.

Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. To the extent a pricing service or dealer is unable to value a security or provides a valuation which Putnam Management does not believe accurately reflects the security's fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees.

Certain securities may be valued on the basis of a price provided by a single source.

The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security at a given point in time and does not reflect an actual market price, which may be different by a material amount.

Forward currency contracts: The fund may buy and sell forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities a fund intends to buy are denominated, when a fund holds cash reserves and short term investments), or for other investment purposes. The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position.

Credit default contracts: The fund may enter into credit default contracts to provide a measure of protection against risk of loss following a default, or other credit event in respect of issuers within an underlying index or a single issuer, or to gain credit exposure to an underlying index or issuer. In a credit default contract, the protection buyer typically makes an up front payment and a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. An upfront payment received by the fund, as the protection seller, is recorded as a liability on the fund’s books. An upfront payment made by the fund, as the protection buyer, is recorded as an asset on the fund’s books. Periodic payments received or paid by the fund are recorded as realized gains or losses.

The credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and market value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.

In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting credit default contracts which would mitigate its risk of loss. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities.. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk is mitigated by having a master netting arrangement between the fund and the counterparty. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount of the relevant credit default contract.

Master agreements: The fund is a party to ISDA (International Swap and Derivatives Association, Inc.) Master Agreements (“Master Agreements”) with certain counterparties that govern over the counter derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio; collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty.

Collateral requirements are determined based on the fund’s net position with each counterparty. Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund's future derivative activity.

At May 31, 2009, the fund had net unrealized losses of $1,428,939 on derivative contracts subject to the Master Agreements. Collateral posted by the fund for contracts in a net liability position totaled $568,974.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("SFAS 157"). SFAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. While the adoption of SFAS 157 does not have a material effect on the fund’s net asset value, it does require additional disclosures about fair value measurements. SFAS 157 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

Level 2 – Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 – Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of May 31, 2009:

Valuation inputs	Investments in securities	Other financial instruments

Level 1	$25,697,895	$--

Level 2	1,113,152,011	27,206

Level 3	2,173,151	--

Total	$1,141,023,057	$27,206

Other financial instruments include futures, written options, TBA sale commitments, swaps and forward contracts which are valued at the unrealized appreciation/(depreciation) on the instrument.

The following is a reconciliation of Level 3 assets as of May 31, 2009:

	Investments in securities	Other financial instruments

Balance as of August 31, 2008	$358,212	$--
Accrued discounts/premiums	--	--
Realized gain/(loss)	(9,642,516)	--
Change in net unrealized appreciation/(depreciation)	8,315,409	--
Net purchases/sales	1,163,322	--
Net transfers in and/or out of Level 3	1,978,724	--

Balance as of May 31, 2009	$2,173,151	$--

Other financial instruments include futures, written options, TBA sale commitments, swaps and forward contracts which are valued at the unrealized appreciation/(depreciation) on the instrument.

In March 2008, Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“SFAS 161”) - an amendment of FASB Statement No. 133, was issued and is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about how and why an entity uses derivative instruments and how derivative instruments affect an entity's financial position.

Market Values of Derivative Instruments as of May 31, 2009

	Asset derivatives	Liability derivatives

Derivatives not accounted for as hedging instruments under Statement 133	Market value	Market value

Credit contracts	$1,687,613	$(1,153,577)

Foreign exchange contracts	198,065	(704,895)

Total	$1,885,678	$(1,858,472)

For additional information regarding the fund please see the fund's most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission's Web site, www.sec.gov, or visit Putnam's Individual Investor Web site at www.putnaminvestments.com

Item 2. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 3. Exhibits:

Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam High Yield Trust

By (Signature and Title):

/s/ Janet C. Smith
Janet C. Smith
Principal Accounting Officer
Date: July 29, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Charles E. Porter
Charles E. Porter
Principal Executive Officer
Date: July 29, 2009

By (Signature and Title):

/s/ Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer
Date: July 29, 2009